UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

___________

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of
The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) May 15, 2008

REVETT MINERALS INC.
(Exact name of small business issuer in its charter)

Canada	not applicable
(State or other jurisdiction of incorporation)	(IRS Employer Identification No.)

11115 East Montgomery, Suite G
Spokane Valley, Washington 99206
(Address of principal executive offices)

Registrant’s telephone number: (509) 921-2294

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions (see General instructions A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14 a-12 under the Exchange Act (17 CFR 240.14a -12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange act (17 CFR 240.14d -2(b))

[ ]Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e -4(c))

ITEM 2.02	Results of Operations and Financial Condition

     On May 15, 2008, Revett Minerals Inc. reported its financial and operating results for the three month period ended March 31, 2008. A copy of the press release announcing the financial and operating results for the first quarter of the 2008 fiscal and calendar year is filed herewith as Exhibit 99.1 and incorporated by reference into this Item 2.02. The reader should also review the Company’s 10-Q for the period ended March 31, 2008, in which additional details concerning the Company’s Results of Operations and Financial Condition are disclosed and discussed.

ITEM 9.01	Financial Statements and Exhibits

The following information is furnished pursuant to Item 9.01 “Financial Statements and Exhibits

(d) Exhibits

99.1	Press release dated May 15, 2008

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

REVETT MINERALS, INC
(registrant)

Date: May 15, 2008	By: /s/ Scott M .Brunsdon
Scott Brunsdon
Chief Financial Officer and Secretary